                                                                  Exhibit (A)(4)

                              LETTER OF TRANSMITTAL

                             To Tender Common Shares
                                       of
                            Curtis International Ltd.

               Pursuant to the Offer to Purchase Dated May 1, 2001

     -----------------------------------------------------------------------
     THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 4:00 P.M., NEW YORK CITY
          TIME, ON FRIDAY, JUNE 15, 2001, UNLESS THE OFFER IS EXTENDED.
     -----------------------------------------------------------------------


                        The Depositary For The Offer Is:

                  CONTINENTAL STOCK TRANSFER & TRUST COMPANY.
                               (the "Depositary")

By Mail                     By Facsimile Transmission             By Hand
                         (For Eligible Institutions Only):   Overnight Delivery

2 Broadway                       (212) 616-7610                  2 Broadway
19th Floor                     Confirm by Telephone:             19th Floor
New York, NY 10004               (212) 509-4000               New York, NY 10004
                                 extension 535

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be completed by shareholders either if certificates evidencing Common Shares (as defined below) are to be forwarded herewith or if delivery of Common Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described in "The Offer" -- 3. Procedures for Accepting the Offer and Tendering the Common Shares" of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

         Shareholders whose certificates evidencing Common Shares ("Common Share Certificates") are not immediately available or who cannot deliver their Common Share Certificates by the book-entry transfer of the Common Shares into the Depositary's Account at the Book-Entry Transfer Facility ("Book-Entry Confirmation") and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in "The Offer -- 1. Terms of the Offer" of the Offer to Purchase) and who wish to tender their Common Shares must do so pursuant to the guaranteed delivery procedure described in "The Offer -- 3. Procedures for Accepting the Offer and Tendering Common Shares" of the Offer to Purchase. See Instruction 2.

                      DESCRIPTION OF COMMON SHARES TENDERED

----------------------------------------------------------------------------------------------------
   Name(s) and Address(es) of Registered Holder(s)         Common      Total Number of     Number of
(Please fill in blank exactly as name(s) appear(s) on       Share        Common Shares       Common
              Common Share Certificate)                  Certificate     Evidenced by        Shares
                                                          Number(s)      Common Share       Tendered
                                                                        Certificate(s)         **
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------

* Need not be completed by shareholders delivering Common Shares by book-entry transfer.

** If you desire to tender fewer than all Common Shares evidenced by any certificates listed above, please indicate in this column the number of Common Shares you wish to tender. Otherwise, all Common Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

[ ] CHECK HERE IF ANY OF THE Common Share Certificates THAT YOU OWN AND WISH TO SURRENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (See Instruction 9.)

[ ] CHECK HERE IF Common Shares ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
FOLLOWING:

Name of Tendering Institution: _________________________________________________

Account Number: ________________________________________________________________

Transaction Code Number: _______________________________________________________

[ ] CHECK IF COMMON SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name (s) of Registered Holder (s):______________________________________________

Window Ticket Number (if any): _________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ____________________________

Name of Institution which Guaranteed Delivery: _________________________________

If delivery is book-entry transfer, give the following:

Book-Entry Transfer Facility Account Number: ___________________________________

Transaction Code Number: _______________________________________________________






                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

         The undersigned hereby tenders to Curtis International Ltd., an Ontario Corporation (the "Company"), the above-described shares of common stock, no par value per share, of the Company (the "Common Shares") pursuant to the Company's offer to purchase all Common Shares, at $0.80 per Common Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 1, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer").

          Subject to, and effective upon, acceptance for payment of the Common Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Common Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Common Shares) and rights declared, paid or distributed in respect of such Common Shares on or after June 15, 2001 (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Common Share Certificates evidencing such Common Shares and all Distributions, or transfer ownership of such Common Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (ii) present such Common Shares and all Distributions for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares and all Distributions, all in accordance with the terms of the Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Common Shares tendered hereby and all Distributions, that when such Common Shares are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Common Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Common Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Company all Distributions in respect of the Common Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Company shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Common Shares tendered hereby, or deduct from such purchase price the amount or value of such Distribution as determined by the Company in its sole discretion.

         No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

         The undersigned understands that tenders of Common Shares pursuant to any one of the procedures described in the Offer to Purchase under "The Offer --
3. Procedures for Accepting the Offer and Tendering Common Shares" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Company's acceptance of such Common Shares for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

         Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Common Shares purchased, and return all Common Share Certificates evidencing Common Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Common Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Common Shares purchased and all Common Share Certificates evidencing Common Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Common Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Common Shares purchased and return all Common Share Certificates evidencing Common Shares not purchased or not tendered in the name(s) of, and mail such check and Common Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions, please credit any Common Shares tendered hereby and delivered by book entry transfer, but which are not purchased, by crediting the account at the Book Entry Transfer Facility designated above." The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any Common Shares from the name of the registered holder(s) thereof if the Company does not purchase any of the Common Shares tendered hereby.

  SPECIAL PAYMENT INSTRUCTIONS         SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions 1,5,6 And 7)        (See Instructions 1,5,6 And 7)

To be completed ONLY if the check      To be completed ONLY if the check
for the purchase price of Common       for the purchase price of Common
Shares and/or Common Share             Shares and/or Common Share
Certificates evidencing Common         Certificates evidencing Common
Shares not tendered or not accepted    Shares not tendered or not accepted
for purchase and to be issued in       for purchase are to be mailed to
the name of someone other than the     someone other than the undersigned
name(s) of the registered holder(s)    or to the address of the registered
appearing above under "Description     Shareholder(s) appearing above
of Common Shares Tendered" or if       under "Description of Common Shares
Common Shares tendered hereby and      Tendered."
delivered by book-entry transfer
which are not purchased are to be
returned by credit to an account at
the Book-Entry Transfer Facility       Mail or deliver and/or Common Share
other than that designated above.      Certificate to:
                                       Name_______________________________
Issue check and/or Common Share                     (Please Print)
Certificate and mail to:               Address____________________________
Name______________________________
          (Please Print)               ___________________________________
Address___________________________                  (Zip Code)
__________________________________
               (Zip Code)

 (Taxpayer Identification No. or           (Taxpayer Identification No. or
       Social Security No.)                     Social Security No.)

 (See Substitute Form W-9 below)           (See Substitute Form W-9 below)

Credit Common Shares delivered by
book-entry transfer and not
purchased to the account set forth
below:

__________________________________
__________________________________

--------------------------------------------------------------------------------


                             SHAREHOLDERS SIGN HERE
                   (Please complete Substitute Form W-9 below)

--------------------------------------------------------------------------------
                         Signature(s) of Shareholder(s)

Dated: _______________________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s) ________________________________________________________________________
                                 (Please Print)

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number _________________________________________________

Tax Identification or Social Security Number ___________________________________
                                               (See Substitute Form W-9 below)


                            GUARANTEE OF SIGNATURE(S)
                     (If required-See Instructions 1 and 5)

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY.

  FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE OVER THE BELOW INFORMATION.

Name of Firm____________________________________________________________________

Authorized Signature____________________________________________________________

Name____________________________________________________________________________

Address_________________________________________________________________________

Area Code and Telephone Number__________________________________________________

Dated:__________________________________________________________________________

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of the Medallion Signature Guarantee Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Common Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Common Shares) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" herein or
(ii) such Common Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND COMMON SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Common Share Certificates are to be forwarded herewith or if Common Shares are to be delivered by book-entry transfer pursuant to the procedure set forth under "The Offer -- 3. Procedures for Accepting the Offer and Tendering Common Shares" in the Offer to Purchase. Common Share Certificates evidencing all physically tendered Common Shares, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Common Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined under "The Offer -- 1. Terms of the Offer" in the Offer to Purchase). If Common Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

         Shareholders whose Common Share Certificates are not immediately available, who cannot deliver their Common Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Common Shares pursuant to the guaranteed delivery procedure described under "The Offer -- 3. Procedures for Accepting the Offer and Tendering Common Shares" in the Offer to Purchase. Pursuant to such procedure:
(i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to the Expiration Date; and (iii) the Common Share Certificates evidencing all physically delivered Common Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Common Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, a Book-Entry Confirmation (as defined in "The Offer -- 2. Acceptance for Payment and Payment" of the Offer to Purchase), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq Small Cap Market ("Nasdaq") trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under "The Offer -- 3. Procedures for Accepting the Offer and Tendering Common Shares" in the Offer to Purchase.

         The method of delivery of this Letter of Transmittal, Common Share Certificates and all other required documents is at the option and risk of the tendering shareholders, including delivery through the Book-Entry Transfer Facility, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

         No alternative, conditional or contingent tenders will be accepted and no fractional Common Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Common Shares for payment.

3. INADEQUATE SPACE. If the space provided herein under "Description of Common Shares Tendered" is inadequate, the Common Share Certificate numbers, the number of Common Shares evidenced by such Common Share Certificates and the number of Common Shares tendered should be listed on a separate schedule and attached hereto.

4. PARTIAL TENDERS (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Common Shares evidenced by any Common Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Common Shares which are to be tendered in the box entitled "Number of Common Shares Tendered." In such cases, new Common Share Certificate(s) evidencing the remainder of the Common Shares that were evidenced by the Common Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" above, as soon as practicable after the expiration or termination of the Offer. All Common Shares evidenced by Common Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Common Share Certificates evidencing such Common Shares without alteration, enlargement or any other change whatsoever.

         If any Common Shares tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

         If any of the Common Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Common Shares.

         If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, no endorsements of Common Share Certificates or separate stock powers are required, unless payment is to be made to, or Common Share Certificates evidencing Common Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Common Share Certificate(s) evidencing the Common Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Common Share Certificate(s). Signatures on such Common Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Common Shares tendered hereby, the Common Share Certificate(s) evidencing the Common Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Common Share Certificate(s). Signatures on such Common Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any Common Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Company will pay all stock transfer taxes with respect to the sale and transfer of any Common Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Common Shares purchased is to be made to, or Common Share Certificate(s) evidencing Common Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Common Shares purchased, unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Common Share Certificates evidencing the Common Shares tendered hereby.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Common Shares tendered herewith is to be issued, or Common Share Certificate(s) evidencing Common Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Common Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Common Shares Tendered" above, the appropriate boxes above in this Letter of Transmittal must be completed. Shareholders delivering Common Shares tendered herewith by book-entry transfer may request that Common Shares not purchased be credited to such account maintaining at the Book-Entry Transfer Facility as such shareholders may designate in the box entitled "Special Payment Instructions" above. If no such instructions are given, all such Common Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility as the account from which such Common Shares were delivered.

8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Offer to Purchase and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Common Shares has been lost, destroyed or stolen, the shareholder should promptly notify either the Depositary or the Transfer Agent. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

10. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price of all Common Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

         Foreign holders should complete the Form W-8 BEN which is being provided to foreign addresses. If you require this Form, please contact the Depositary.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND COMMON SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE "THE OFFER -- 1. TERMS OF THE OFFER" OF THE OFFER TO PURCHASE).

                            IMPORTANT TAX INFORMATION

          Under the federal income tax law, a shareholder whose tendered Common Shares are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to Common Shares purchased pursuant to the Offer may be subject to backup withholding of 31%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for such a statement, a $500 penalty may also be imposed by the Internal Revenue Service.

         Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

         If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

         To prevent backup withholding on payments that are made to a shareholder with respect to Common Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and
(b) that (i) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

What Number to Give the Depositary

         The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Common Shares tendered hereby. If the Common Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

               PAYER' S NAME: Continental Transfer & Trust Company

--------------------------------------------------------------------------------
SUBSTITUTE FORM W-9  PART I- Taxpayer Identification     Social Security Number
                     Number- For all accounts, enter
                     your tax-payer identification       OR _______________
                     number in the box at right. (For    Taxpayer Identification
                     most individuals, this is your      Number
                     social security number. If you do
                     not have a number, see Obtaining a  (If awaiting TIN write
                     Number in the enclosed Guidelines.) "Applied For")
                     Certify by signing and dating
                     below. Note: If the account is in
                     more than one name, see the chart
                     in the enclosed Guidelines to
                     determine which number to give the
                     Payer.
                     -----------------------------------------------------------
                     PART II- For Payees Exempt from Backup Withholding,
                     see the enclosed Guide-lines and complete as
                     instructed therein.
--------------------------------------------------------------------------------
Certification- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because I have not been by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am not longer subject to backup withholding.

Certification Instructions- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------

SIGNATURE _____________  DATE: _______ __, 2001           PART III--Awaiting TIN


           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                THE BOX IN PART III OF THE SUBSTITUTE FORM W-9.

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) have mailed or delivered an application to receive a tax payer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer or identification number, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a taxpayer identification number within 60 days.

Signature ________________________________   Date _________________

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NOTE:    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACK UP
         WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


         Facsimiles of the Letter of Transmittal will be accepted. The Letter of Transmittal and certificates evidencing


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Common Shares and any required documents should be sent or delivered by each shareholder or his broker, dealer, commercial bank, trust company or other nominee to the Depositary at its address set forth below. Additional copies of this Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent.

         IMPORTANT: THIS LETTER OF TRANSMITTAL PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND COMMON SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE "THE OFFER -- 1. TERMS OF THE OFFER" OF THE OFFER TO PURCHASE).

         MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR COMMON SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OF THE COMPANY OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.

                        The Depositary for the Offer is:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                       By Facsimile Transmission
     By Mail       (For Eligible Institutions Only)   By Hand/Overnight Delivery
   2 Broadway                (212) 616-7610                  2 Broadway
   19th Floor             Confirm by Telephone:              19th Floor
New York, NY 10004    (212) 509-4000, extension 535      New York, NY 10004

          Questions or requests for assistance may be directed to the Information Agent at its address and/or telephone number listed below. Additional copies of this Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A shareholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

                     The Information Agent for the Offer is:

                            MACKENZIE PARTNERS, INC.
                                156 Fifth Avenue
                            New York, New York 10010

                                 (800) 322-2885
                                 (212) 929-5500